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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement on Form S-8 (No. 333-08517) of Drilex International Inc. of our report dated February 11, 1997, appearing in this Annual Report on Form 10-K of Drilex International Inc. for the year ended December 31, 1996.

Deloitte & Touche LLP

Houston, Texas
March 28, 1997